Filed Pursuant to Rule 497(e)
Securities Act File No. 002-17226
Investment Company Act File No. 811-00994
RMB INVESTORS TRUST

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB SMID Cap Fund
RMB Quality Intermediate Core Fund
RMB Quality Intermediate Tax-Exempt Municipal Fund

(each, a “Fund” and collectively, the “Funds”)
each, a series of RMB Investors Trust (the “Trust”)

Supplement Dated August 24, 2026 to the
Funds’ Prospectus and Statement of Additional Information (“SAI”),
each dated May 1, 2026

Notification of Anticipated Adviser Change of Control

Curi Capital, LLC, the Funds’ investment adviser (“Curi Capital” or the “Adviser”), is majority-owned by Curi Capital Holdings, LLC (“Curi Capital Holdings”), which is a wholly-owned subsidiary of MMIC Investment Holdings, Inc., which is wholly-owned by Curi Holdings, Inc. Pursuant to an equity purchase agreement, The Vistria Group, through its affiliated entities (“Vistria”), a private investment firm with more than $17 billion in assets under management, will become the majority owner of the Adviser, alongside Curi Capital’s employee owners and existing shareholders, including Curi Capital Holdings. Subject to the conditions set forth in the agreement, Curi Capital currently anticipates that the transaction will close in late September 2026 (the “Closing”). The transaction is not expected to result in any material change in the day-to-day management of the Funds.

The Funds’ Investment Advisory Agreement and Sub-Advisory Agreement

The transaction will result in a change of control of Curi Capital. Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the terms of (i) the investment advisory agreement between Curi Capital and the Trust, on behalf of the Funds (the “Advisory Agreement”), and (ii) the sub-advisory agreement between Curi Capital and Mendon Capital Advisors Corp. (the “Sub-Adviser”) with respect to the RMB Mendon Financial Services Fund (the “Sub-Advisory Agreement”), the change of control of Curi Capital would constitute an assignment of the Advisory Agreement and the Sub-Advisory Agreement resulting in the automatic termination of those agreements. There can be no assurance that the closing conditions will be satisfied and that the transaction will be consummated.

In anticipation of the transaction and the resulting termination of the Advisory Agreement and Sub-Advisory Agreement, the Board of Trustees of the Trust (the “Board”) will be asked to approve an interim advisory agreement and interim sub-advisory agreement, each with substantially the same terms and conditions as its corresponding Advisory Agreement and Sub-Advisory Agreement, respectively, in order to allow the Adviser and Sub-Adviser to continue managing the Funds. In accordance with Rule 15a-4 under the 1940 Act, the interim agreements will provide for, among other matters: a duration no greater than 150 days following the termination of the corresponding Advisory Agreement and Sub-Advisory Agreement; the same compensation as the corresponding Advisory Agreement and Sub-Advisory Agreement; termination of an interim agreement at any time with respect to a Fund by the Board or a majority of the Fund’s outstanding voting securities, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Adviser or Sub-Adviser, as applicable; and that the compensation earned under the interim agreements will be held in an interest-bearing escrow account with the Funds’ custodian or a bank, pending approval of the new advisory agreement and sub-advisory agreement by the Funds’ shareholders at a special shareholder meeting discussed below. Approval of the interim agreements by Fund shareholders is not required and will not be sought.

Special Meeting of Fund Shareholders

The Board will also be asked to approve a new advisory agreement and sub-advisory agreement with respect to the Funds and call a special meeting of the Funds’ shareholders at which shareholders will also be asked to approve the new advisory agreement and sub-advisory agreement. The special shareholder meeting will be held within 150 days following the Closing, as the interim advisory agreement and sub-advisory agreement will terminate after 150 days. Additional information regarding the special shareholder meeting will be provided at a later date.

Please retain this supplement with your Prospectus and SAI for future reference.